UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2024

Renalytix plc

(Exact name of registrant as specified in its Charter)

England and Wales	001-39387	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Leman Street London E1W 9US United Kingdom
(Address of principal executive offices) (Zip Code)

+44 20 3139 2910
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.0025 per ordinary share	n/a	The Nasdaq Stock Market LLC*
American Depositary Shares, each representing two ordinary shares, nominal value £0.0025 per ordinary share	RNLX	The Nasdaq Stock Market LLC

* Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

As previously disclosed, on March 12, 2024, Renalytix plc (the “Company”) entered into a Placing Agreement (the “Placing Agreement”) with Stifel Nicolaus Europe Limited (the “Bookrunner” or “Stifel”), pursuant to which the Company agreed to allot and issue new ordinary shares, nominal value £0.0025 per ordinary share (the “Placing Shares”) to certain investors (the “Placees”) in an unregistered offering (the “Private Placement”), up to an aggregate of 46,801,872 ordinary shares.

The Private Placement consisted of two tranches. The Company agreed to allot and issue in the first tranche of the Private Placement 19,986,031 Placing Shares at a placing price of £0.20 per Placing Share (the “First Tranche”), which closed on March 14, 2024 (the “First Closing”).

In addition, the Company agreed to allot and issue in the second tranche of the Private Placement 26,815,841 Placing Shares at a placing price of £0.20 per Placing Share (the “Second Tranche”). The closing of the Second Tranche of the Private Placement was conditioned upon receipt of Shareholder Approval (as defined below).

Pursuant to the Placing Agreement, the Company agreed to hold a meeting of its shareholders (the “General Meeting”) to seek approval to give the Company’s directors authority to allot and issue the Placing Shares to be issued and sold in the Second Tranche of the Private Placement, to disapply statutory pre-emption rights in respect of such authority, and to seek approval under the Nasdaq rules (collectively, “Shareholder Approval”). As previously disclosed, the General Meeting took place on April 22, 2024, when each proposal was voted on and duly passed.

With satisfaction of the Shareholder Approval, the closing of the Second Tranche of the Private Placement occurred on April 24, 2024 (the “Second Closing”).

The Company received gross proceeds of approximately $7 million from the Second Closing, before deducting fees and commissions to the Bookrunner and other offering expenses payable by the Company.

The Company expects to use the net proceeds from the Private Placement for general working capital requirements. It is expected that the net proceeds of the Private Placement (both First Tranche and Second Tranche) will extend the cash runway of the Company into calendar Q4 2024.

Pursuant to the Placing Agreement, the Company has agreed to file a resale registration statement with the U.S. Securities and Exchange Commission (the “SEC”) within forty-five (45) days following the Second Closing to register the ordinary shares issued and sold in the Second Tranche of the Private Placement.

The Placing Shares issued by the Company pursuant to the Second Tranche have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent effective registration or an applicable exemption from registration requirements. The Second Tranche Placing Shares have been issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The foregoing summary of the Placing Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 13, 2024.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01 Other Events

On April 25, 2024, the Company issued a press release announcing the Second Closing, which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Forward-Looking Statements

Statements contained in this Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Examples of these forward-looking statements include statements concerning: the expected cash runway and the expected use of proceeds of the Private Placement and the Company’s plans to file a resale registration statement to register the resale of the Second Tranche Placing Shares. Words such as “anticipates,” “expects,” “believes,” “estimates,” “intends,” “plans,” “seeks,” and similar expressions are intended to identify forward-looking statements. We may not actually achieve the plans and objectives disclosed in the forward-looking statements, and you should not place undue reliance on our forward-looking statements. Any forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. These risks and uncertainties include, among others: the uncertainty related to market conditions; that kidneyintelX.dkd and KidneyIntelX are based on novel artificial intelligence technologies that are rapidly evolving and potential acceptance, utility and clinical practice remains uncertain; that we have only recently commercially launched KidneyIntelX; and risks relating to the impact on our business of the COVID-19 pandemic or similar public health crises. These and other risks are described more fully in our filings with the Securities and Exchange Commission (SEC), including our most recent Quarterly Report on Form 10-Q and the “Risk Factors” section of our Annual Report on Form 10-K filed with the SEC on September 28, 2023, and other filings we make with the SEC from time to time. All information in this press release is as of the date of the release, and we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Exhibit Description
99.1	Press release dated April 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

renalytix plc

Dated: April 26, 2024	By:	/s/ James McCullough
James McCullough Chief Executive Officer